Exhibit 99.5

SCHEDULE I

The following documents (a) through (g) (hereinafter collectively referred to as the “6698 Documents”) and (h) and (i) (hereinafter collectively referred to as the “Representative Chilean and Brazilian Mortgages Agreements”) have been filed as exhibits to this filing: (a) Participation Agreement (6698), dated as of July 29, 2015, among LATAM Airlines Group S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein (filed as Exhibit 4.8), (b) Indenture and Security Agreement (6698), dated as of July 29, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (filed as Exhibit 4.9), (c) Indenture Supplement (6698) No. 1, dated July 29, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture (filed as Exhibit 4.10), (d) Lease Agreement MSN 6698, dated as of July 22, 2015 between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee (filed as Exhibit 4.11), (e) Lease Supplement No.1, dated July 29, 2015 between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6698, dated as of July 22, 2015, between the parties hereto (filed as Exhibit 4.12), (f) Series 2015-1A (6698) Equipment Note No. 1, dated July 29, 2015 (filed as Exhibit 4.13), (g) Series 2015-1B (6698) Equipment Note No. 1, dated July 29, 2015 (filed as Exhibit 4.14), (h) Aircraft Mortgage Agreement, dated July 29, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 6698 and Chilean Registration Mark CC-BEE) (filed as Exhibit 4.15) and (i) Aircraft Mortgage Agreement, dated October 21, 2015 between Parina Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A321-200 Aircraft Brazilian Registration Mark “PT-XPJ,” Manufacturer's Series No. 6798 (filed as Exhibit 4.16).

The corresponding documents with respect to each other Aircraft listed below are substantially identical in all material respects to the 6698 Documents and, depending on the country in which the aircraft is registered, one of the Representative Chilean and Brazilian Mortgage Agreements, with the following exceptions: (1) conforming changes have been made to reflect the appropriate Chilean or Brazilian registration number of each aircraft (as applicable) (i.e., CC-BEF, CC-BEG, PT-XPJ, CC-BEI, CC-BEH, PT-XPL, PT-XPM, PT-XPN, CC-BEJ, PT-XPQ, PR-XTA, PR-XTB, CC-BGE, CC-BGF, CC-BGG and CC-BGH), the appropriate manufacturer’s serial number of each airframe (i.e., 6780, 6797, 6798, 6899, 6894, 6895, 6949, 7005, 7036, 7081, 0024, 0027, 38478, 38479, 38461 and 38459), the appropriate model of each aircraft (i.e., Airbus A321-200, Airbus A350-900 and Boeing 787-9), the appropriate manufacturer and model of each engine (i.e., CFM International, Inc. or Rolls-Royce plc and CFM 56-5B3/3, Trent 1000 or Trent XWB-84) and the appropriate manufacturer's serial number of each engine (i.e., 559960, 559984, 573112, 573119, 573116, 573126, 573210, 573219, 573211, 573218, 573221, 573224, 573330, 573283, 573346, 573346, 573351, 573381, 573382, 573437, 573441, 21060, 21057, 21062, 21063, 10332, 10336, 10337, 10342, 10386, 10374, 10370 and 10371; (2) the descriptions of the purchase agreement between LATAM Airlines Group S.A. or TAM Linhas Aereas S.A. (as applicable) and the aircraft manufacturer set forth in Schedule I to each Participation Agreement differ depending on model of each aircraft; (3) the descriptions of the insurance threshold amount set forth in Section 10 to each Lease Agreement differ depending on model of each Aircraft; (4) the descriptions, including original principal amount and maturity, of the equipment notes set forth in Schedule II to each Participation Agreement and Schedule I to each Indenture differ; and (5) conforming changes have been made to each equipment note issued to reflect the original principal amount, maturity, interest rate, subordination and amortization profile of such equipment note.

Airbus A321-200

1.	(6780)

(a)	Participation Agreement (6780), dated as of September 25, 2015, among LATAM Airlines Group S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6780), dated as of July 29, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6780) No. 1, dated July 29, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6780, dated as of September 16, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated September 25, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6780, dated as of September 16, 2015, between the parties hereto

(f)	Series 2015-1A (6780) Equipment Note No. 1, dated July 29, 2015

(g)	Series 2015-1B (6780) Equipment Note No. 1, dated July 29, 2015

(h)	Aircraft Mortgage Agreement, dated September 25, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 6780 and Chilean Registration Mark CC-BEF)

Airbus A321-200

2.	(6797)

(a)	Participation Agreement (6797), dated as of October 15, 2015, among LATAM Airlines Group S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6797), dated as of October 15, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6797) No. 1, dated October 15, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6797, dated as of October 7, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated October 15, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6797, dated as of October 7, 2015, between the parties hereto

(f)	Series 2015-1A (6797) Equipment Note No. 1, dated October 15, 2015

(g)	Series 2015-1B (6797) Equipment Note No. 1, dated October 15, 2015

(h)	Aircraft Mortgage Agreement, dated October 15, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 6797 and Chilean Registration Mark CC-BEG)

Airbus A321-200

3.	(6798)

(a)	Participation Agreement (6798), dated as of October 21, 2015, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6798), dated as of October 21, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6798) No. 1, dated October 21, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6798, dated as of October 7, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated October 21, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6798, dated as of October 7, 2015, between the parties hereto

(f)	Series 2015-1A (6798) Equipment Note No. 1, dated October 21, 2015

(g)	Series 2015-1B (6798) Equipment Note No. 1, dated October 21, 2015

Airbus A321-200

4.	(6899)

(a)	Participation Agreement (6899), dated as of December 11, 2015, among LATAM Airlines Group S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6899), dated as of December 11, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6899) No. 1, dated December 11, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6899, dated as of November 25, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated December 11, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6899, dated as of November 25, 2015, between the parties hereto

(f)	Series 2015-1A (6899) Equipment Note No. 1, dated December 11, 2015

(g)	Series 2015-1B (6899) Equipment Note No. 1, dated December 11, 2015

(h)	Aircraft Mortgage Agreement, dated December 11, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 6899 and Chilean Registration Mark CC-BEI)

Airbus A321-200

5.	(6894)

(a)	Participation Agreement (6894), dated as of December 7, 2015, among LATAM Airlines Group S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6894), dated as of December 7, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6894) No. 1, dated December 7, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6894, dated as of November 25, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated December 7, 2015 between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6894, dated as of November 25, 2015, between the parties hereto

(f)	Series 2015-1A (6894) Equipment Note No. 1, dated December 7, 2015

(g)	Series 2015-1B (6894) Equipment Note No. 1, dated December 7, 2015

(h)	Aircraft Mortgage Agreement, dated December 7, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 6894 and Chilean Registration Mark CC-BEH)

Airbus A321-200

6.	(6895)

(a)	Participation Agreement (6895), dated as of December 10, 2015, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Parina Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6895), dated as of December 10, 2015, between Parina Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6895) No. 1, dated December 10, 2015, between Parina Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6895, dated as of November 30, 2015 between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated December 10, 2015, between Parina Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6895, dated as of November 30, 2015, between the parties hereto

(f)	Series 2015-1A (6895) Equipment Note No. 1, dated December 10, 2015

(g)	Series 2015-1B (6895) Equipment Note No. 1, dated December 10, 2015

(h)	Aircraft Mortgage Agreement, dated December 10, 2015 between Parina Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A321-200 Aircraft Brazilian Registration Mark “PT-XPL,” Manufacturer's Series No. 6895

Airbus A321-200

7.	(6949)

(a)	Participation Agreement (6949), dated as of February 4, 2016, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Cuclillo Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (6949), dated as of February 4, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (6949) No. 1, dated February 4, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 6949, dated as of January 25, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated February 4, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 6949, dated as of January 25, 2016, between the parties hereto

(f)	Series 2015-1A (6949) Equipment Note No. 1, dated February 4, 2016

(g)	Series 2015-1B (6949) Equipment Note No. 1, dated February 4, 2016

(h)	Aircraft Mortgage Agreement, dated February 4, 2016 between Cuclillo Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A321-200 Aircraft Brazilian Registration Mark “PT-XPM,” Manufacturer's Series No. 6949

Airbus A321-200

8.	(7005)

(a)	Participation Agreement (7005), dated as of February 29, 2016, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Cuclillo Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (7005), dated as of February 29, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (7005) No. 1, dated February 29, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 7005, dated as of February 18, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated February 29, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 7005, dated as of February 18, 2016, between the parties hereto

(f)	Series 2015-1A (7005) Equipment Note No. 1, dated February 29, 2016

(g)	Series 2015-1B (7005) Equipment Note No. 1, dated February 29, 2016

(h)	Aircraft Mortgage Agreement, dated February 29, 2016 between Cuclillo Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A321-200 Aircraft Brazilian Registration Mark “PT-XPN,” Manufacturer's Series No. 7005

Airbus A321-200

9.	(7036)

(a)	Participation Agreement (7036), dated as of April 4, 2016, among LATAM Airlines Group S.A., Cuclillo Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (7036), dated as of April 4, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (7036) No. 1, dated April 4, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 7036, dated as of March 18, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated April 4, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 7036, dated as of March 18, 2016, between the parties hereto

(f)	Series 2015-1A (7036) Equipment Note No. 1, dated April 4, 2016

(g)	Series 2015-1B (7036) Equipment Note No. 1, dated April 4, 2016

(h)	Aircraft Mortgage Agreement, dated April 4, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Airbus A321-200 aircraft bearing manufacturer's serial number 7036 and Chilean Registration Mark CC-BEJ)

Airbus A321-200

10.	(7081)

(a)	Participation Agreement (7081), dated as of April 28, 2016, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Cuclillo Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (7081), dated as of April 28, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (7081) No. 1, dated April 28, 2016, between Cuclillo Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 7084, dated as of April 18, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated April 28, 2016, between Cuclillo Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 7081, dated as of April 18, 2016, between the parties hereto

(f)	Series 2015-1A (7081) Equipment Note No. 1, dated April 28, 2016

(g)	Series 2015-1B (7081) Equipment Note No. 1, dated April 28, 2016

(h)	Aircraft Mortgage Agreement, dated April 28, 2016 between Cuclillo Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A321-200 Aircraft Brazilian Registration Mark “PT-XPQ,” Manufacturer's Series No. 7081

Airbus A350-900

11.	(0024)

(a)	Participation Agreement (0024), dated as of December 16, 2015, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Rayador Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (0024), dated as of December 16, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (0024) No. 1, dated December 16, 2015, between Rayador Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 0024, dated as of November 30, 2015, between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated December 16, 2015 between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 0024, dated as of November 30, 2015, between the parties hereto

(f)	Series 2015-1A (0024) Equipment Note No. 1, dated December 16, 2015

(g)	Series 2015-1B (0024) Equipment Note No. 1, dated December 16, 2015

(h)	Aircraft Mortgage Agreement, dated December 16, 2015 between Rayador Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A350-900 Aircraft Brazilian Registration Mark “PT-XTA,” Manufacturer's Series No. 0024

Airbus A350-900

12.	(0027)

(a)	Participation Agreement (0027), dated as of March 17, 2016, among LATAM Airlines Group S.A., TAM Linhas Aereas S.A., Canastero Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (0027), dated as of March 17, 2016, between Canastero Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (0027) No. 1, dated March 17, 2016, between Canastero Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 0027, dated as of February 16, 2016, between Canastero Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated March 17, 2016 between Canastero Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 0027, dated as of February 16, 2016, between the parties hereto

(f)	Series 2015-1A (0027) Equipment Note No. 1, dated March 17, 2016

(g)	Series 2015-1B (0027) Equipment Note No. 1, dated March 17, 2016

(h)	Aircraft Mortgage Agreement, dated March 17, 2016 between Canastero Leasing Limited, as Owner and Wilmington Trust Company, not in its individual capacity but solely as Loan Trustee, as Mortgagee related to One (1) Airbus A350-900 Aircraft Brazilian Registration Mark “PT-XTB,” Manufacturer's Series No. 0027

Boeing 787-9

13.	(38478)

(a)	Participation Agreement (38478), dated as of August 27, 2015, among LATAM Airlines Group S.A., Rayador Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (38478), dated as of August 27, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (38478) No. 1, dated August 27, 2015, between Rayador Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 38478, dated as of August 17, 2015, between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated August 27, 2015 between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 38478, dated as of August 17, 2015, between the parties hereto

(f)	Series 2015-1A (38478) Equipment Note No. 1, dated August 27, 2015

(g)	Series 2015-1B (38478) Equipment Note No. 1, dated August 27, 2015

(h)	Aircraft Mortgage Agreement, dated August 27, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Boeing B787-9 aircraft bearing manufacturer's serial number 38478 and Chilean Registration Mark CC-BGE)

Boeing 787-9

14.	(38479)

(a)	Participation Agreement (38479), dated as of September 29, 2015, among LATAM Airlines Group S.A., Rayador Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (38479), dated as of September 29, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (38479) No. 1, dated September 29, 2015, between Rayador Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 38479, dated as of September 16, 2015, between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated August 27, 2015 between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 38479, dated as of September 16, 2015, between the parties hereto

(f)	Series 2015-1A (38479) Equipment Note No. 1, dated September 29, 2015

(g)	Series 2015-1B (38479) Equipment Note No. 1, dated September 29, 2015

(h)	Aircraft Mortgage Agreement, dated September 29, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Boeing B787-9 aircraft bearing manufacturer's serial number 38479 and Chilean Registration Mark CC-BGF)

Boeing 787-9

15.	(38461)

(a)	Participation Agreement (38461), dated as of December 16, 2015, among LATAM Airlines Group S.A., Rayador Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (38461), dated as of December 16, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (38461) No. 1, dated December 16, 2015, between Rayador Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 38461, dated as of November 23, 2015, between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated December 16, 2015 between Rayador Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 38461, dated as of November 23, 2015, between the parties hereto

(f)	Series 2015-1A (38461) Equipment Note No. 1, dated December 16, 2015

(g)	Series 2015-1B (38461) Equipment Note No. 1, dated December 16, 2015

(h)	Aircraft Mortgage Agreement, dated December 16, 2015, between Rayador Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Boeing B787-9 aircraft bearing manufacturer's serial number 38461 and Chilean Registration Mark CC-BGG)

Boeing 787-9

16.	(38459)

(a)	Participation Agreement (38459), dated as of January 25, 2016, among LATAM Airlines Group S.A., Canastero Leasing Limited, Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (38459), dated as of January 25, 2016, between Canastero Leasing Limited and Wilmington Trust Company, as Loan Trustee

(c)	Indenture Supplement (38459) No. 1, dated January 25, 2016, between Canastero Leasing Limited and Wilmington Trust Company, solely in its capacity as Loan Trustee under the Indenture

(d)	Lease Agreement MSN 38459, dated as of January 7, 2016, between Canastero Leasing Limited, as Lessor and LATAM Airlines Group S.A., as Lessee

(e)	Lease Supplement No.1, dated January 25, 2016 between Canastero Leasing Limited, as Lessor and LATAM Airlines Group S.A., as lessee, supplementing the Lease Agreement MSN 38459, dated as of January 7, 2016, between the parties hereto

(f)	Series 2015-1A (38459) Equipment Note No. 1, dated January 25, 2016

(g)	Series 2015-1B (38459) Equipment Note No. 1, dated January 25, 2016

(h)	Aircraft Mortgage Agreement, dated January 25, 2016, between Canastero Leasing Limited and Wilmington Trust Company, as Loan Trustee (related to One (1) Boeing B787-9 aircraft bearing manufacturer's serial number 38459 and Chilean Registration Mark CC-BGH)